EX-99.77Q1(e) - Exhibits; Copies of Any New or Amended Investment Advisory
			  Contracts referred to in answer to sub-item 77I
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Form of Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and
Goldman Sachs Trust relating to the Commodity Strategy Fund is incorporated herein by reference to Exhibit (h)(27) to Post Effective Amendment No. 222 to the Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission July 28, 2009 (Accession No. 0000950123-09-026387).